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                                                                   Exhibit 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" in the Registration Statement Form S-4 and related joint proxy statement/prospectus of Accelerated Networks, Inc. and to the inclusion herein of our report dated February 6, 2002, with respect to the audited financial statements of Occam Networks, Inc. as of December 31, 2001 and 2000.

                                          /s/  ERNST & YOUNG LLP

Woodland Hills, California
April 25, 2002